SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 10, 2004
                                                 ---------------------

                                    Presidential Realty Corporation
---------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


         DELAWARE                1-8594               13-1954619
----------------------------   ------------          ------------
(State or other jurisdiction   (Commission         (I.R.S. Employer
       of incorporation)        File Number)      Identification Number)


180 South Broadway, White Plains, New York            10605
-------------------------------------------           ------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


           No change since last Report
-------------------------------------------------
(Former name or former address, if changed since last report)









ITEM 12. Results of Operations and Financial Condition.

   On August 10, 2004, Presidential Realty Corporation issued the press release announcing financial results for the six months and the three months ended June 30, 2004.

     A copy of this press release is annexed hereto as Exhibit 99.1.







                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 10, 2004              PRESIDENTIAL REALTY CORPORATION



                                            By:/s/ Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President



INDEX TO EXHIBITS


Exhibit No.                                 Description

99.1                                        Press Release dated August 10, 2004